EXHIBIT 10.2

                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------

                         2003 MANAGEMENT INCENTIVE PLAN

                    NOTICE OF AMENDMENT OF STOCK OPTION GRANT
                     REFERENCE No. 2004-___-1 (___________)
                 As of January 5, 2004, Amended January 3, 2006

           THIS NOTICE REFLECTS AMENDMENTS OF THE TERMS OF THE STOCK OPTION GRANT BEARING THE SAME REFERENCE NUMBER DATED AS OF JANUARY 5, 2004, INCLUDING A DEFERRAL OF THE TIME AT WHICH THE OPTION CAN FIRST BE EXERCISED TO JANUARY 5, 2007 AS TO THOSE SHARES SUBJECT TO THE OPTION THAT PREVIOUSLY WERE EARLIER EXERCISABLE AND THE REDUCTION OF THE PERIOD DURING WHICH THE OPTION CAN BE EXERCISED FOR ALL SHARES SUBJECT TO THE OPTION TO END ON DECEMBER 31, 2007 IN ALL CIRCUMSTANCES, AND SUPERCEDES IN ITS ENTIRETY AND REPLACES THE PREVIOUS NOTICE OF THE OPTION GRANT.

NAME OF OPTIONEE:

SHARES SUBJECT TO OPTION:     ________ shares of the Ordinary Common Stock of
                              Magellan Health Services, Inc. ("Shares") as of
                              January 3, 2006. (Original grant was for ________
                              Shares but the Option has previously been exercised for ________ Shares.)

TYPE OF OPTION:               ___X___  Nonqualified      ________  Incentive

EXERCISE PRICE PER SHARE:     $ 11.91

DATE OF GRANT; DATE
OF AMENDMENT:                 As of January 5, 2004; amended as of January 3,
                              2006.

EXPIRATION DATE:              December 31, 2007.

DATE EXERCISABLE:             This option shall be exercisable (prior to its
                              expiration) in whole or in part (i) only to the extent it is vested, (ii) only after January 5, 2007 (even if earlier vested) and (iii) only to the extent the Trading Price on the date of exercise (on or after the vesting date) exceeds the Target Price, all as determined as provided below. In addition, after termination of Optionee's Service, this option shall be exercisable (prior to its expiration) during the time period and on the conditions specified below
                              (and only during such time period and on such conditions, notwithstanding the provisions of the Option Agreement otherwise governing the exercise of this option after termination of Optionee's
                              Service).

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                              The Target Price shall be the amount equal to the
                              Exercise Price plus a cumulative return thereon of 16% per annum, with daily compounding, from the Date of Grant until the date for determining the Trading Price applicable to the exercise of the option. The Trading Price applicable to the date of exercise of the option shall be determined as of the day on which the Shares traded immediately preceding the exercise date based on the Fair Market Value of the Shares for each of the 20 consecutive trading days ending on (and including) such trading date.

                              Exercise after termination of Service:
                              --------------------------------------

                    >> In the event Optionee's Service terminates by reason of his resignation, this option (to the extent then vested and subject to the foregoing condition for exercise regarding the Trading Price of the Shares) shall be exercisable immediately and shall remain exercisable only until the later of (i) 90 days following the date Optionee's Service terminates by reason of such resignation and (ii) the 45th day following the first day on or after the date Optionee's Service so terminates when the Optionee is not subject to a prohibition imposed by the Company on trading securities of the Company and may sell the Shares acquired upon exercise of the Option without violation of Rule 10b-5 under the Securities Exchange Act of 1934 (but not later than the earlier of the end of the calendar year in which this option became exercisable or the expiration of this option on December 31, 2007).

                    >> In the event Optionee's Service terminates by reason of discharge by the Company for cause, this option shall cease to be exercisable (even if vested and notwithstanding the Trading Price at the time) automatically upon the effective date Optionee's Service so terminates.

                    >> In the event Optionee's Service terminates by reason of his death or disability, this option shall vest as provided below and shall be exercisable immediately and shall remain exercisable for two years following such termination of Service, subject to the foregoing condition for exercise regarding the Trading Price of the Shares (but not later than the earlier of the end of the calendar year in which this option became exercisable or the expiration of this option on December 31, 2007).

                   >>        In the event Optionee's Service terminates by
                              reason of discharge without cause or Optionee terminates his Service for good reason, unless such termination of Service is in connection with a change in control of the Company, this option shall vest as provided below and shall be exercisable immediately and shall remain exercisable until the earlier of the end of the calendar year in which such termination occurs or the expiration of the option on December 31, 2007, subject to the foregoing condition for exercise regarding the Trading Price of the Shares.


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                    >>        In the event Optionee's Service terminates by
                              reason of discharge by the Company without cause or Optionee terminates his Service for good reason in connection with a change in control of the Company, this option shall vest as provided below and shall be exercisable immediately and shall remain exercisable until the earlier of the end of the calendar year in which such termination occurs or the expiration of the option on December 31, 2007, subject to the foregoing condition for exercise regarding the Trading Price of the Shares; provided, however, that, upon the occurrence of a change in control of the Company before a termination of Optionee's Service, the foregoing condition for exercise regarding the Trading Price of the Shares shall no longer apply (and shall be deemed satisfied) upon the termination of Optionee's Service.

                    For purposes of determining when the foregoing provisions concerning exercise after termination of Service apply (including what events constitute a change in control of the Company and when a termination of Service is in connection with a change in control of the Company), the provisions of Optionee's Employment Agreement dated as of January 5, 2004 shall apply (even in the event such agreement has previously expired in accordance with its terms).

VESTING: This option shall vest with respect to one-half of the Shares subject hereto (1/3 of the Shares originally subject hereto upon grant on January 5, 2004) on each of the second and third anniversaries of the Date of Grant, provided that Optionee's Service continues until the date of vesting, except that, if Optionee's Service with the Company terminates (i) by reason of his death or disability, (ii) by reason of discharge by the Company without cause (whether or not in connection with a change in control of the Company) or (iii) by the Optionee for good reason (whether or not in connection with a change in control of the Company), this option shall immediately vest in full upon such earlier termination in Service. In addition, in the event of a change in control of the Company, this option shall immediately vest in full. Notwithstanding the vesting of this option as to part of the Shares subject to this option at an earlier time as provided by the immediately preceding sentence, this option shall not be exercisable as to any Shares before to the date provided above.

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                    For purposes of determining when the foregoing provisions
                    concerning acceleration of vesting apply (including what events constitute a change in control of the Company and when a termination of Service is in connection with a change in control of the Company), the provisions of Optionee's Employment Agreement dated as of January 5, 2004 shall apply (even in the event such agreement has previously expired in accordance with its terms).

OTHER TERMS:        The provisions of Section 12 of the Plan and subsection 2(c)
                    of the Stock Option Agreement shall not apply to this option; the provisions of Optionee's Employment Agreement with the Company dated as of January 5, 2004 shall instead apply to any circumstance in which such provisions would otherwise apply.

By signing your name below, you accept the amendment, as provided above, of the option award previously granted to you and acknowledge and agree that this award is granted under and governed by the terms and conditions of Magellan Health Services, Inc. 2003 Management Incentive Plan and the related Stock Option Agreement, reference number 2004-001, both of which are hereby made a part of this document.

Optionee:


___________________________
Name:


                                        MAGELLAN HEALTH SERVICES, INC.

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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